Exhibit 99.2

March 27, 2026

NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 72703X 114)

Dear Public Warrant Holder,

Planet Labs PBC (the “Company”) hereby gives notice that it is redeeming, at
5:00 p.m. New York City time on April 27, 2026 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), that were issued under the Warrant Agreement, dated March 4, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Each Public Warrant entitles the holder thereof to purchase one share of Class A common stock for a purchase price of $11.50 per share, subject to adjustments. Any Public Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.”

The Public Warrants are listed on the New York Stock Exchange under the symbol “PL WS”. On March 26, 2026, the closing price of the Public Warrants was $20.86 and the closing price of the Class A common stock was $32.40.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants.

The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last sales price of the Class A common stock equals or exceeds $18.00 per share on any 20 trading days within any 30-day trading period ending on the third trading day prior to the date on which a notice of redemption is given. The last sales price of the Class A common stock has been at least $18.00 per share for any 20 trading days within the 30-day trading period ending on March 24, 2026 (which is the third trading day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Class A common stock. Each Public Warrant entitles the holder thereof to purchase one share of Class A common stock at a cash price of $11.50 per Public Warrant exercised (the “Exercise Price”). Payment of the Exercise Price shall be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants.

Note that the exercise of Public Warrants is voluntary and holders of Public Warrants who wish to exercise their Public Warrants must reach out to their broker to exercise or otherwise affirmatively exercise their Public Warrants. The Public Warrants will not be automatically exercised and will be redeemed on the Redemption Date if they remain unexercised after 5:00 p.m. New York City time on the Redemption Date.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised, to the Warrant Agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

Telephone: (212) 509-4000

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Public Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Public Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on April 29, 2026, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.01 per Public Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Planet Labs PBC

/s/ Thomas Murphy

Thomas Murphy

General Counsel

Exhibit 99.2

Annex A

PLANET LABS PBC

Election to Purchase

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Class A Common Stock and herewith tenders payment for such shares of Class A Common Stock to the order of Planet Labs PBC (the “Company”) in the amount of $ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Class A Common Stock be registered in the name of , whose address is and that such shares of Class A Common Stock be delivered to whose address is . If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of , whose address is and that such Warrant Certificate be delivered to , whose address is . Such new Warrant Certificate will be subject to the redemption announced by the Company on March [23], 2026 unless such Warrant Certificate is exercised prior to the relevant redemption date.

[Signature Page Follows]

Exhibit 99.2

Date: , 2026

_______________________________________________________	(Name of Investor)

_______________________________________________________	(Signature of Investor)

_______________________________________________________	(Address)

_______________________________________________________	(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).